UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 21, 2022

MURPHY OIL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8590	71-0361522
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9805 Katy Fwy, Suite G-200 Houston, Texas	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 675-9000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 Par Value	MUR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Beginning March 21, 2022, members of management of Murphy Oil Corporation (the “Company”), including Roger W. Jenkins, President and Chief Executive Officer, Eric Hambly, Executive Vice President, Operations, Tom Mireles, Senior Vice President, Technical Services, and Kelly Whitley, Vice President of Investor Relations and Communications, will meet with certain investors, including in connection with the Company’s participation at the Scotia Howard Weil Energy Conference on March 22, 2022. Attached hereto as Exhibit 99.1 is a copy of the presentation prepared by the Company in connection therewith.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

This Current Report on Form 8-K, including the information furnished pursuant to Item 7.01 and the related Item 9.01 hereto, contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Forward-looking statements are generally identified through the inclusion of words such as “aim,” “anticipate,” “believe,” “drive,” “estimate,” “expect,” “expressed confidence,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will” or variations of such words and other similar expressions. These statements, which express management’s current views concerning future events or results, are subject to inherent risks and uncertainties. Factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement include, but are not limited to: macro conditions in the oil and gas industry, including supply/demand levels, actions taken by major oil exporters and the resulting impacts on commodity prices; increased volatility or deterioration in the success rate of the Company’s exploration programs or in the Company’s ability to maintain production rates and replace reserves; reduced customer demand for the Company’s products due to environmental, regulatory, technological or other reasons; adverse foreign exchange movements; political and regulatory instability in the markets where the Company does business; the impact on the Company’s operations or market of health pandemics such as COVID-19 and related government responses; other natural hazards impacting the Company’s operations or markets; any other deterioration in the Company’s business, markets or prospects; any failure to obtain necessary regulatory approvals; any inability to service or refinance the Company’s outstanding debt or to access debt markets at acceptable prices; and adverse developments in the U.S. or global capital markets, credit markets or economies in general. For further discussion of factors that could cause one or more of these future events or results not to occur as implied by any forward-looking statement, see “Risk Factors” in the Company’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K that the Company files, available from the SEC’s website and from the Company’s website at http://ir.murphyoilcorp.com. The Company undertakes no duty to publicly update or revise any forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

99.1	Murphy Oil Corporation Presentation dated March 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2022	MURPHY OIL CORPORATION

	By:	/s/ Christopher D. Hulse
Name: Christopher D. Hulse
Title: Vice President and Controller

3